COMMON STOCK PURCHASE AGREEMENT

      COMMON STOCK PURCHASE AGREEMENT dated as of the 19th day of February, 1999 by and among CLEARWATER FUND IV, LLC ("Seller") and INFINITE GROUP, INC. (the "Company" or "Purchaser").

                              W I T N E S S E T H:

      WHEREAS, Seller is the holder of a 2,493,277 shares of Common Stock, $.001 par value, of the Company (the "Securities"); and

      WHEREAS, the Company desires to acquire the Securities from Seller, and Seller is willing to sell the Securities to the Company, all upon the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged, the parties hereto do hereby agree as follows:

      1. Purchase and Sale. Upon the terms and subject to the conditions hereinafter set forth, Purchaser hereby purchases the Securities from the Seller and the Seller hereby sells the Securities to Purchaser, for the "Purchase Price" (as hereinafter defined). The Purchase Price shall consist of 554,062 shares of Series A Convertible Preferred Stock of Spectra Science Corporation (the "Spectra Stock").

      2. Closing. The closing of the transaction contemplated hereby shall be deemed to have occurred on the date hereof. On the date hereof, Seller shall cause to be delivered to the Company certificates representing the Securities duly endorsed for transfer to the Company. The Company shall deliver to Spectra Science Corporation ("Spectra") the certificate(s) representing the Spectra Stock duly endorsed for transfer to the Seller with instructions for reissuance in accordance with the written instructions of Seller.

      3. Representations and Warranties of Seller. Seller hereby represents and warrants to the Purchaser as follows:

            (a) Seller owns the Securities being sold hereunder and hereby transfers same to Purchaser, free and clear of any liens, pledges, security interests or encumbrances of any kind or nature whatsoever.

            (b) Seller is not party to or bound by any agreement which prohibits the sale by Seller to Purchaser of the Securities to be sold by Seller hereunder.

            (c) All action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement has been properly taken and obtained and this Agreement constitutes a legally binding obligation of Seller enforceable in accordance with its terms.

            (d) Seller is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended. Seller is acquiring the Spectra Stock for investment and not with a view to the sale or distribution thereof. Seller is aware that the shares of Spectra Stock are restricted securities within the meaning of the Act and the rules and regulations of thereunder, and acknowledges and understands that the Securities may not be offered or sold, directly or indirectly, unless registered or exempt from registration under the Act. Seller further acknowledges that the Spectra Stock shall be subject to the Shareholders' Agreement between Seller, Spectra and certain other shareholders of Spectra.

            (e) Seller hereby acknowledges that it is an existing Shareholder of Spectra and that it is acquiring the Spectra Stock based upon its personal knowledge of Spectra's business, assets and financial affairs without any representations or warranties whatsoever with respect to the business, assets or financial affairs of Spectra by the Company. Seller has had an opportunity to meet with management of Spectra in furtherance of its due diligence investigation with respect to this transaction.

      4. Representations and Warranties of Company. Purchaser hereby represents and warrants to the Seller as follows:

            (a) Seller owns the Securities being sold hereunder and hereby transfers same to Purchaser, free and clear of any liens, pledges, security interests or encumbrances of any kind or nature whatsoever; except for those restrictions and other encumbrances set forth in the Shareholders' Agreement (the "Shareholders' Agreement") among, inter alia, Seller and Spectra.

            (b) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement; this Agreement constitutes the valid and binding obligation of the Company enforceable in accordance with its terms.

      5. Indemnity. Each party (the "Indemnifying Party") hereto does hereby indemnify and hold harmless the other parties (the "Indemnified Parties") to this Agreement against and from any and all loss, liability, claim, damage and expense (including, without limitation, attorneys' fees and disbursements) incurred as a result of a misrepresentation, or breach of an agreement or warranty, made by the Indemnifying Party whether made orally or contained herein or in any other document furnished by the Indemnifying Party to any of such persons in connection with this transaction. The parties acknowledges that this obligation will survive the purchase of Securities hereunder.

      6. Sole and Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, superseding and terminating any and all prior or contemporaneous oral and prior written agreements or understandings between or among the parties hereto with respect to the subject matter of this Agreement. This Agreement may not be modified or amended, nor may any right hereunder be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the party to be bound thereby, or in the case of a waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement of the parties hereto with respect to its subject matter.

      7. Severability. If any term or provision of this Agreement shall, to any extent, be or is determined to be invalid or unenforceable, the remaining terms and provisions thereof shall nevertheless continue in full force and effect.

      8. Counsel. Each of the parties hereto has been represented by counsel, or had the opportunity to be so represented, in connection with the negotiation, execution and delivery of this Agreement and each of the parties hereto shall bear their respective costs and expenses (including counsel fees) incurred in connection with the execution, delivery and performance of this Agreement.

      9. Notices. All notices provided for, and other communications required under, this Agreement shall be in writing and shall be sent by certified or registered mail, or international equivalent, return receipt requested, or may be delivered by hand or overnight courier service against receipt or sent by facsimile transmission or other similar means of communication if receipt is acknowledged or transmission is confirmed as provided in this Paragraph 9 and addressed to the parties as follows:

            (a)   If to Seller, to it at:

                  Clearwater Fund IV, LLC
                  611 Druid Road East, Suite 200
                  Clearwater, FL 34616
                  Attn:  Hans F. Heye, Managing Member

            (b)   If to the Company, to it at:

                  Infinite Group, Inc.
                  2364 Post Road
                  Warwick, RI 02886
                  Attn:  Clifford C. Brockmyre, CEO

                  With a copy to:

                  Morse, Zelnick, Rose & Lander, LLP
                  450 Park Avenue
                  New York, NY  10022-2605
                  Attn:  Kenneth S. Rose, Esq.

Any party hereto may, by like notice, change the address or telecopier number to which notice shall thereafter be sent.

      10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State. Each of the parties hereto hereby(i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in any Federal or state court in the County of New York, State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to such party and its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and (iii) waives any defense that such forum is an inconvenient forum for such purpose.

      11. Non-Assignability. This Agreement shall not be assigned without the written consent of all of the parties hereto.

      12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives and permitted assigns.

      13. Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      14. Further Assurances. Each of the parties hereto agrees at their own expense to take such further action as is reasonably necessary in order to fulfill the intent of the parties with respect to the transfer of the Securities and the Spectra Stock pursuant hereto.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                                          CLEARWATER FUND IV, LLC

                                          By:
                                          -----------------------------------
                                              Name:  Hans F. Heye
                                              Title: Managing Member


                                          INFINITE GROUP, INC.

                                          By:
                                          -----------------------------------
                                              Name:  Clifford C. Brockmyre
                                              Title: Chief Executive Officer

                         COMMON STOCK PURCHASE AGREEMENT

      COMMON STOCK PURCHASE AGREEMENT dated as of the 19th day of February, 1999 by and among CLEARWATER OFFSHORE FUND, LTD ("Seller") and INFINITE GROUP, INC. (the "Company" or "Purchaser").

                              W I T N E S S E T H:

      WHEREAS, Seller is the holder of a 257,100 shares of Common Stock, $.001 par value, of the Company (the "Securities"); and

      WHEREAS, the Company desires to acquire the Securities from Seller, and Seller is willing to sell the Securities to the Company, all upon the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged, the parties hereto do hereby agree as follows:

      1. Purchase and Sale. Upon the terms and subject to the conditions hereinafter set forth, Purchaser hereby purchases the Securities from the Seller and the Seller hereby sells the Securities to Purchaser, for the "Purchase Price" (as hereinafter defined). The Purchase Price shall consist of 57,133 shares of Series A Convertible Preferred Stock of Spectra Science Corporation (the "Spectra Stock").

      2. Closing. The closing of the transaction contemplated hereby shall be deemed to have occurred on the date hereof. On the date hereof, Seller shall cause to be delivered to the Company certificates representing the Securities duly endorsed for transfer to the Company. The Company shall deliver to Spectra Science Corporation ("Spectra") the certificate(s) representing the Spectra Stock duly endorsed for transfer to the Seller with instructions for reissuance in accordance with the written instructions of Seller.

      3. Representations and Warranties of Seller. Seller hereby represents and warrants to the Purchaser as follows:

            (a) Seller owns the Securities being sold hereunder and hereby transfers same to Purchaser, free and clear of any liens, pledges, security interests or encumbrances of any kind or nature whatsoever.

            (b) Seller is not party to or bound by any agreement which prohibits the sale by Seller to Purchaser of the Securities to be sold by Seller hereunder.

            (c) All action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement has been properly taken and obtained and this Agreement constitutes a legally binding obligation of Seller enforceable in accordance with its terms.

            (d) Seller is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended. Seller is acquiring the Spectra Stock for investment and not with a view to the sale or distribution thereof. Seller is aware that the shares of Spectra Stock are restricted securities within the meaning of the Act and the rules and regulations of thereunder, and acknowledges and understands that the Securities may not be offered or sold, directly or indirectly, unless registered or exempt from registration under the Act. Seller further acknowledges that the Spectra Stock shall be subject to the Shareholders' Agreement between Seller, Spectra and certain other shareholders of Spectra.

            (e) Seller hereby acknowledges that it is an existing Shareholder of Spectra and that it is acquiring the Spectra Stock based upon its personal knowledge of Spectra's business, assets and financial affairs without any representations or warranties whatsoever with respect to the business, assets or financial affairs of Spectra by the Company. Seller has had an opportunity to meet with management of Spectra in furtherance of its due diligence investigation with respect to this transaction.

      4. Representations and Warranties of Company. Purchaser hereby represents and warrants to the Seller as follows:

            (a) Seller owns the Securities being sold hereunder and hereby transfers same to Purchaser, free and clear of any liens, pledges, security interests or encumbrances of any kind or nature whatsoever; except for those restrictions and other encumbrances set forth in the Shareholders' Agreement (the "Shareholders' Agreement") among, inter alia, Seller and Spectra.

            (b) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement; this Agreement constitutes the valid and binding obligation of the Company enforceable in accordance with its terms.

      5. Indemnity. Each party (the "Indemnifying Party") hereto does hereby indemnify and hold harmless the other parties (the "Indemnified Parties") to this Agreement against and from any and all loss, liability, claim, damage and expense (including, without limitation, attorneys' fees and disbursements) incurred as a result of a misrepresentation, or breach of an agreement or warranty, made by the Indemnifying Party whether made orally or contained herein or in any other document furnished by the Indemnifying Party to any of such persons in connection with this transaction. The parties acknowledges that this obligation will survive the purchase of Securities hereunder.

      6. Sole and Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, superseding and terminating any and all prior or contemporaneous oral and prior written agreements or understandings between or among the parties hereto with respect to the subject matter of this Agreement. This Agreement may not be modified or amended, nor may any right hereunder be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the party to be bound thereby, or in the case of a waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement of the parties hereto with respect to its subject matter.

      7. Severability. If any term or provision of this Agreement shall, to any extent, be or is determined to be invalid or unenforceable, the remaining terms and provisions thereof shall nevertheless continue in full force and effect.

      8. Counsel. Each of the parties hereto has been represented by counsel, or had the opportunity to be so represented, in connection with the negotiation, execution and delivery of this Agreement and each of the parties hereto shall bear their respective costs and expenses (including counsel fees) incurred in connection with the execution, delivery and performance of this Agreement.

      9. Notices. All notices provided for, and other communications required under, this Agreement shall be in writing and shall be sent by certified or registered mail, or international equivalent, return receipt requested, or may be delivered by hand or overnight courier service against receipt or sent by facsimile transmission or other similar means of communication if receipt is acknowledged or transmission is confirmed as provided in this Paragraph 9 and addressed to the parties as follows:

            (a)   If to Seller, to it at:

                  Clearwater Offshore Fund, Ltd.
                  611 Druid Road East, Suite 200
                  Clearwater, FL 34616
                  Attn:  Hans F. Heye, Managing Member

            (b)   If to the Company, to it at:

                  Infinite Group, Inc.
                  2364 Post Road
                  Warwick, RI 02886
                  Attn:  Clifford C. Brockmyre, CEO

                  With a copy to:

                  Morse, Zelnick, Rose & Lander, LLP
                  450 Park Avenue
                  New York, NY  10022-2605
                  Attn:  Kenneth S. Rose, Esq.

Any party hereto may, by like notice, change the address or telecopier number to which notice shall thereafter be sent.

      10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State. Each of the parties hereto hereby(i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought exclusively in any Federal or state court in the County of New York, State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to such party and its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts, and (iii) waives any defense that such forum is an inconvenient forum for such purpose.

      11. Non-Assignability. This Agreement shall not be assigned without the written consent of all of the parties hereto.

      12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives and permitted assigns.

      13. Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      14. Further Assurances. Each of the parties hereto agrees at their own expense to take such further action as is reasonably necessary in order to fulfill the intent of the parties with respect to the transfer of the Securities and the Spectra Stock pursuant hereto.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                                          CLEARWATER OFFSHORE FUND, LTD

                                          By:
                                          -----------------------------------
                                              Name:  Hans F. Heye
                                              Title: Managing Member

                                          INFINITE GROUP, INC.

                                          By:
                                          -----------------------------------
                                              Name:  Clifford C. Brockmyre
                                              Title: Chief Executive Officer